UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut Seguin, Texas 78155
(Address of Principal executive offices)

Registrant's telephone number, including area code:	(830) 379-1480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously announced on August 4, 2016, Helen W. Cornell, a director of the Company, notified the Company of her interest in retiring from the Company’s Board of Directors (the “Board”) prior to the end of 2016. At a meeting of the Board on December 15, 2016, Ms. Cornell notified the Company of her decision to retire from the Board effective on December 16, 2016. Concurrent with Ms. Cornell’s retirement, the Board decreased the number of its members from eight to seven.

The Company’s press releases announcing Ms. Cornell’s departure is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1    Press release of the Company dated December 16, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

Alamo Group Inc.
December 16, 2016	By: /s/ Robert H. George
Robert H. George,
Vice President-Administration

Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company dated December 16, 2016